Exhibit 24.1
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, John T. Mallett, Director and Treasurer and Chief Financial Officer of ML Life Insurance Company of New York, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute any Annual Report on Form 10-K of ML Life Insurance Company of New York pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.
     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March, 2008.

/s/ John T. Mallett
John T. Mallett
Director and Treasurer and Chief Financial Officer

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, Robert R. Frederick, Director and Senior Vice President of ML Life Insurance Company of New York, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute any Annual Report on Form 10-K of ML Life Insurance Company of New York pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.
     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March, 2008.

/s/ Robert R. Frederick
Robert R. Frederick
Director and Senior Vice President

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, Lon J. Olejniczak, Director and President of ML Life Insurance Company of New York, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute any Annual Report on Form 10-K of ML Life Insurance Company of New York pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.
     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March, 2008.

/s/ Lon J. Olejniczak
Lon J. Olejniczak
Director and President

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, Brian C. Scott, Director and Senior Vice President - Operations of ML Life Insurance Company of New York, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute any Annual Report on Form 10-K of ML Life Insurance Company of New York pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.
     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March, 2008.

/s/ Brian C. Scott
Brian C. Scott
Director and Senior Vice President - Operations

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, Ronald L. Ziegler, Director and Senior Vice President of ML Life Insurance Company of New York, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute any Annual Report on Form 10-K of ML Life Insurance Company of New York pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.
     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March, 2008.

/s/ Ronald L. Ziegler
Ronald L. Ziegler
Director and Senior Vice President

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, Eric J. Martin, Vice President and Corporate Controller of ML Life Insurance Company of New York, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute any Annual Report on Form 10-K of ML Life Insurance Company of New York pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.
     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March, 2008.

/s/ Eric J. Martin
Eric J. Martin
Vice President and Corporate Controller

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, Frank A. Camp, Director and Secretary of ML Life Insurance Company of New York, a New York corporation, do hereby appoint Darin D. Smith my true and lawful attorney-in-fact, for me and in my name, place and stead to execute any Annual Report on Form 10-K of ML Life Insurance Company of New York pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or may do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand this 26 day of March, 2008.

/s/ Frank A. Camp
Frank A. Camp
Director and Secretary

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, Robert F. Colby, Director of ML Life Insurance Company of New York, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute any Annual Report on Form 10-K of ML Life Insurance Company of New York pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.
     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of March, 2008.

/s/ Robert F. Colby
Robert F. Colby
Director